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                                 [EXHIBIT 23(A)]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 26, 1996 included in Drexler Technology Corporation's Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.


                                             /s/Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP


San Jose, California
September 13, 1996